UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2022

Commission File Number: 1-14225

HNI Corporation

Iowa	42-0617510
(State of incorporation)	(IRS Employer Identification No.)
600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the HNI Corporation (the “Corporation”) annual meeting of shareholders held on May 26, 2022 (the “2022 Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 1, 2022 (the “Proxy Statement”), and is incorporated herein by reference.

As of March 17, 2022, the record date for the 2022 Annual Meeting, there were 42,366,492 outstanding shares of the Corporation’s common stock eligible to vote, and 38,157,998.127 shares were present in person or represented by proxy at the 2022 Annual Meeting.

Proposal No. 1 – Election of Directors. The Corporation’s shareholders approved three nominees, Jeffrey D. Lorenger, Larry B. Porcellato, and Abbie J. Smith, for election to the Board for a term expiring at the Corporation’s 2025 Annual Meeting of Shareholders, with votes as follows:

Director	% For[1]	For	Against	Abstain	Broker Non-Votes
Jeffrey D. Lorenger	95.70%	33,566,994.296	1,509,198.831	0	3,081,805
Larry B. Porcellato	97.12%	34,064,389.284	1,011,803.843	0	3,081,805
Abbie J. Smith	93.29%	32,721,845.048	2,354,348.079	0	3,081,805

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

Directors Miguel M. Calado, Cheryl A. Francis, John R. Hartnett, and Dhanusha Sivajee continue to serve as directors for terms ending at the Corporation’s 2023 Annual Meeting of Shareholders. Directors Mary A. Bell and Mary K.W. Jones continue to serve as directors for terms ending at the Corporation’s 2024 Annual Meeting of Shareholders.

Proposal No. 2 – Ratification of KPMG LLP as the Corporation’s Independent Registered Public Accountant for Fiscal 2022. The Corporation’s shareholders ratified the selection of KPMG LLP as the Corporation’s independent registered public accountant for the fiscal year ending December 31, 2022, with votes as follows:

%For[1]	For	Against	Abstain	Broker Non-Votes
99.81%	38,026,546.153	70,687.000	60,764.974	0

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law).

Proposal No. 3 – Advisory Vote to Approve Named Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, the compensation awarded by the Corporation to its Named Executive Officers disclosed in the Proxy Statement with votes as follows:

%For[1]	For	Against	Abstain	Broker Non-Votes
94.85%	33,091,443.270	1,798,301.857	186,448.000	3,081,805.000

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	June 1, 2022	By:	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary